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                                AGREEMENT OF SALE

      THIS AGREEMENT OF SALE (the "Agreement") is dated as of the 28th day of June, 2005 between SPIRIT FINANCE ACQUISITIONS , LLC, a Delaware limited liability company, located at 14631 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85254-2711 (together with all successors and assigns, "Purchaser"), and CAPTEC FRANCHISE CAPITAL PARTNERS LP IV, a Delaware limited partnership, located at 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48106 ("Seller").

                                    RECITALS

      Seller is the owner of certain real property and improvements thereon located at the address set forth in the Fundamental Sale Provisions below.

      Purchaser desires to purchase, and Seller is willing to sell said property upon the terms and conditions set out hereinafter.

      NOW, THEREFORE, in consideration of the terms, covenants and conditions set forth in this Agreement, Seller and Purchaser hereby agree as follows:

      1. FUNDAMENTAL SALE PROVISIONS. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings listed in the following Fundamental Sale Provisions

Land:               That certain real property commonly known as 2401-2403 N.
                    Columbia Street, located in the City of Plainview, State of Texas and more particularly described in Exhibit "A" attached hereto.

Lease: That certain Lease, dated September 3, 1999, as amended, ("Real Estate Lease"), between Plainview Columbia, L.L.C. (and subsequently assigned to Seller), as landlord, and United Supermarkets, Inc., (and subsequently assigned to United Supermarkets, Ltd.), as tenant ("Tenant") and guaranteed by Pamplemousse, L.L.C. ("Guarantor") pursuant to that certain Guaranty, dated September 30, 2001 ("Guaranty").

Deposit: Initial deposit of $60,000.00 within three (3) days of the Effective Date.

Subject State:      The State of Texas.

Purchase Price:     $6,000,000.00, payable as set forth in Section 3 below.

Title Company:      LandAmerica Title Company, 10 South LaSalle Street, Suite
                    2500, Chicago, IL 60603.

Inspection Period:  Thirty (30) days from the Effective Date.

Closing: To occur within fifteen (15) days from the expiration of the Inspection Period.

Broker: CB Richard Ellis, Inc., a Delaware corporation, with an address at 505 North Brand Boulevard, Suite 100, Glendale, CA 91203 Attention: Sterling Champ

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Effective Date:     The date first written above.

      2. AGREEMENT TO SELL AND CONVEY. Seller hereby agrees for itself to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, subject to the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the Property , together with all of such Seller's right, title and interest, if any, in and to:

            (a) all buildings, structures, and improvements on the Land (the "Improvements"; together with the Land, the "Project");

            (b) all of the easements benefiting, and rights of access appurtenant to, the Land;

            (c) all and singular, the rights and appurtenances pertaining to the Land, including any adjacent streets, roads, alleys, accesses, and rights-of-way; and

All of the foregoing shall be hereinafter collectively referred to as the "Property."

      3. PURCHASE PRICE; DEPOSIT. The Purchase Price shall be payable as follows:

            (a) Deposit. Within three (3) days of the Effective Date , Purchaser shall place the Deposit in escrow with the Title Company. The Deposit shall be held in accordance with the terms of this Agreement and the laws of the Subject State and applied to the Purchase Price at Closing (if the transaction is consummated). The Deposit shall be held in a money market account reasonably acceptable to Purchaser and Seller and all interest shall be paid to the party entitled to the Deposit. Upon the expiration of the Inspection Period, assuming Purchaser has not otherwise elected to terminate this Agreement, the Deposit shall be deemed non-refundable (except in the event of Seller's failure to consummate the transaction described herein as a result of Seller's default hereunder); and

            (b) Balance of Purchase Price. The balance of the Purchase Price shall be paid, plus or minus closing adjustments, as the case may be, less the Deposit, to Seller upon closing by wire transfer of immediately available U.S. funds in accordance with wire transfer instructions to be provided by the Title Company on or prior to the Closing in exchange for a deed in form required by the jurisdiction in which the Property is located whereby Seller warrants against all acts and/or omissions substantially in the form set forth as Exhibit "B" attached hereto (the "Deed"), conveying title to Purchaser subject to the Real Estate Lease, the lien for taxes that are not yet due and payable and such other exceptions to title that are disclosed in the Title Commitment (defined below) and to which Purchaser consents in writing or waives its objection thereto pursuant to this Agreement.

      4. DUE DILIGENCE ITEMS. Within five (5) days of the Effective Date, and at its sole cost and expense, Seller shall furnish to Purchaser the following items (collectively, the "Due Diligence Items"):

            (a) a copy of the owners policy of title insurance issued to the Seller upon its acquisition of the Property. As soon as possible following the Effective Date, Purchaser will order a preliminary commitment for an owner's policy of title insurance on the Property (the "Title Commitment"), which shall
(i) be issued by Title Company in favor of Purchaser, (ii) be dated after the Effective Date, (iii) show the state and quality of title to the Property together with all liens, encumbrances and other charges and items affecting the Property; and (iv) be accompanied by legible copies of all documents referenced in the Title Commitment. A copy of the Title Commitment shall be provided to Seller when received;

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            (b) a copy of the existing ALTA as-built surveys of the Land, if any, in Seller's possession ;

            (c) a copy of the existing "Phase I" environmental assessments of the Property, if any, in Seller's possession;

            (d) a complete copy of the Real Estate Lease, as amended, along with any guaranties thereof, including without limitation, the Guaranty;

            (e) the completed and executed Questionnaire attached as Exhibit H; and

            (f) Tenant's financial statements, if any currently in Seller's possession.

            Purchaser shall have the right, prior to the expiration of the Inspection Period, to cause the survey to be updated and/or recertified to Purchaser (as updated and recertified, the "Survey"), initially at its sole cost and expense. Seller agrees to reimburse Purchaser for one-half of the cost of said update and/or recertification at Closing, or if Closing does not occur as a result of Seller's default. In no event shall Seller be responsible for any costs associated with revisions to the Survey or modifications of the form provided which may be required by any lender or any other third party.

            If Seller does not have possession or control of, or fails to deliver the Phase I environmental assessment, or if such environmental report is delivered and Purchaser, in its sole discretion requires an update thereof, Purchaser shall order a current complete Phase I environmental investigation report for the Property, and, if deemed necessary by Purchaser, in its sole discretion, Purchaser may order a Phase II environmental report with respect to the Property (each, an "Environmental Report"), from one or more environmental inspection companies selected by Purchaser, detailing and analyzing certain aspects of the Property. The costs of the Environmental Reports shall be split 50/50 between Seller and Purchaser.

            Purchaser, in its sole discretion, may order a current site inspection and valuation of the Property from a party selected by Purchaser (a "Valuation"). The costs of the Valuation shall be split 50/50 between Seller and Purchaser.

            Purchaser shall promptly deliver to Seller written acknowledgement of Purchaser's receipt of each Due Diligence Item. Within seven (7) business days after the Effective Date , Purchaser shall notify Seller in writing in the event that Purchaser has not yet received any Due Diligence Item (which notice shall specify any Due Diligence Item not yet received); otherwise, Purchaser shall be deemed to have received all of the Due Diligence Items.

            Purchaser acknowledges and agrees that except for such items which are in the public records, the Due Diligence Items are proprietary and confidential in nature and have been or will be made available to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser agrees not to disclose the Due Diligence Items or any of the provisions, terms or conditions thereof to any party outside of Purchaser's organization, prior to Closing, except: (i) to Purchaser's accountants, attorneys, lenders, prospective lenders, investors, prospective investors and/or underwriters (collectively, the "Permitted Outside Parties") in connection with the transaction contemplated by this Agreement, or (ii) as may be required by law. In permitting Purchaser and the Permitted Outside Parties to review the Due Diligence Items to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect thereto and no third party benefits of any kind, either expressed or implied, have been offered, intended or created by Seller and any such claims are expressly rejected by Seller and waived by Purchaser.

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            Purchaser shall return to Seller all of the Due Diligence Items and any and all copies Purchaser has made of the Due Diligence Items at such time as this Agreement is terminated for any reason other than Seller's default. In the event this Agreement is terminated as a result of Seller's default, Purchaser shall return all the Due Diligence Items and any and all copies Purchaser has made of the Due Diligence Items, except for copies of such Due Diligence Items that are directly related to or evidence such Seller default. Purchaser's obligations under this Section 4 shall survive the termination of this Agreement.

            Purchaser acknowledges that most of the Due Diligence Items were prepared by third parties other than Seller and in most instances, were prepared prior to Seller's ownership of the Property. Purchaser further acknowledges and agrees that except as specifically set forth herein: (i) neither Seller nor any of its partners, agents, employees or contractors have made any warranty or representation regarding the truth, accuracy or completeness of the Due Diligence Items or the sources thereof and Purchaser has not relied on the truth or completeness of the Due Diligence Items, and (ii) Seller has not undertaken any independent investigation as to the truth, accuracy and completeness of the Due Diligence Items and is providing the Due Diligence Items or making the Due Diligence Items available to Purchaser solely as an accommodation to Purchaser.

      5. CONDITIONS TO PURCHASER'S OBLIGATIONS.

            (a) During, but in no event later than the expiration of, the Inspection Period, Purchaser may from time to time give Seller written notice indicating whether any of the Due Diligence Items, the condition of the Property, any Environmental Report, the Valuation, any matter disclosed by the Survey, or title to the Property is unsatisfactory and specifying any matters disclosed therein that are not satisfactory or to which Purchaser otherwise objects (each, an "Objection Notice"). In the event Seller fails to receive an Objection Notice on or before the expiration of the Inspection Period, Purchaser shall be deemed to have accepted the condition of the Property as disclosed therein. Notwithstanding anything herein to the contrary, Purchaser shall provide written notice to Seller of any objections to the state and quality of title to the Property as evidenced by the Title Commitment or Survey within seven (7) business days following Purchaser's receipt of both the Title Commitment and the Survey, failing which Purchaser shall be deemed to have accepted the state and quality of title as shown in the Title Commitment and the Survey. Purchaser shall be responsible for any cancellation fee payable to the Title Company resulting from Purchaser's failure to close, and Seller shall be responsible for any cancellation fee payable to the Title Company resulting from Seller's default under this Agreement.

            (b) In the event that either (i) Purchaser delivers any Objection Notice relating to the status and quality of title, or (ii) Purchaser discovers and informs Seller in writing of or Seller informs Purchaser of any change in the status of title to the Property occurring after the date that Purchaser has approved the state and quality of title as evidenced by the Title Commitment and/or Survey and/or resulting in an encumbrance thereon in addition to the Real Estate Lease and the Permitted Exceptions (as hereinafter defined) (each a "Title Defect"), Seller may promptly undertake to cure the items specified in the Objection Notice or eliminate any such Title Defect to the reasonable satisfaction of Purchaser and/or, to the extent possible, cause the Title Company to insure over any of such items or Title Defect to the satisfaction of Purchaser with Seller responsible for any additional premium charged by the Title Company and, accordingly, modify the Title Commitment. In the event Seller elects not to effect such cure or is either unable to do so or have the Title Company so insure over Purchaser's objections within five (5) days after receipt by Seller of the Objection Notice or notice of any Title Defect, Purchaser may, at its option, (A) waive any of its objections to the condition of the Property described in the Due Diligence Items and set forth in the Objection Notice or relating to the Title Defect, without any adjustment in the Purchase Price, or
(B) terminate this Agreement, in either event by giving prompt written notice thereof to Seller. In the event Purchaser elects to terminate this Agreement, the Deposit

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shall be returned to Purchaser and neither Seller nor Purchaser shall have any further obligations under this Agreement, except as expressly set forth herein. Notwithstanding any provision contained herein, Purchaser shall have the right to terminate this Agreement on or prior to the expiration of the Inspection Period, without further liability by the parties except as expressly set forth herein, by written notice to Seller if, based upon the Due Diligence Items, the condition of the Property, the Environmental Report, the Valuation, and inspections conducted by Purchaser, Property is unacceptable to Purchaser in Purchaser's sole discretion.

            (c) Upon expiration or waiver of the Inspection Period set forth above, but no later than three (3) days prior to the Closing Date, Seller will use commercially reasonable efforts to obtain from Tenant (i) an estoppel certificate dated no earlier than fifteen (15) days prior to Closing in the form contemplated by the Real Estate Lease, if any, or if not required thereunder, in the form attached hereto and incorporated herein as Exhibit F (the "Tenant Estoppel Certificate'); (ii) certificates in form and substance satisfactory to Purchaser, evidencing that the insurance coverage, limits and policies to be carried by Tenant under and pursuant to the terms of the Real Estate Lease are in effect ("Proof of Insurance") and (iii) and a subordination, non-disturbance and attornment agreement dated no earlier than fifteen (15) days prior to Closing in the form contemplated by the Real Estate Lease, if any, or if not required thereunder, in the form attached hereto and incorporated herein as Exhibit G (the "SNDA"). Notwithstanding anything contained herein to the contrary, in the event Seller is unable or fails to provide the Tenant Estoppel Certificate and/or the SNDA (or Tenant alleges that there are outstanding material events of default under the Real Estate Lease that cannot be resolved to Purchaser's reasonable satisfaction by the Closing Date) or the Proof of Insurance, then in that event, Purchaser's sole remedy shall be to terminate this Agreement and receive the prompt return of its Deposit, including any accrued interest. Seller shall be under no obligation to update such estoppel certificate and/or SNDA received from Tenant.

      6. PERMITTED EXCEPTIONS. Seller shall convey the Property to Purchaser subject to any easements, liens, exceptions, and other encumbrances noted in the Title Commitment and approved by Purchaser in its sole discretion in connection with this Agreement (the "Permitted Exceptions"), and subject to the Real Estate Lease. Purchaser, at its expense, may require that the Title Company agree to delete all standard preprinted exceptions. Seller's sole obligation with respect to the deletion of the standard preprinted exceptions shall be to provide to the Title Company at Closing a customary owners affidavit.

      7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as to the following matters, each of which is true and correct as of the Effective Date and each of which shall be true and correct as of the date of Closing. As used in this Section, the phrase "to Seller's knowledge" means Seller's actual knowledge, without duty of inquiry.

            (a) Seller is duly formed, validly existing and in good standing in the appropriate State and has obtained all necessary consents and approvals required by its formation documents for the execution of this Agreement and the performance of its obligations arising hereunder. The person who has executed this Agreement on behalf of Seller has been duly authorized to do so.

            (b) Seller has received no written notice from any governmental agency alleging a violation of any statute, ordinance, regulation or code with respect to the Property (including, without limitation, with respect to the environmental condition of the Property) which violation has not been cured.

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            (c) There are no pending nor, to Seller's knowledge, threatened matters of litigation, administrative action or examination, claim or demand relating to the Property or Seller's interest in the Property.

            (d) There is no pending nor, to Seller's knowledge, contemplated or threatened eminent domain, condemnation or other governmental taking or proceeding relating to the Property or any part thereof.

            (e) Seller is not a foreign person or entity under the Foreign Investment in Real Property Tax Act of 1980, as amended, and no taxes or withholding under such act shall be assessed against or imposed upon Purchaser in connection with the transaction contemplated by this Agreement.

            (f) Upon execution by Seller, this Agreement and the other transaction documents shall constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally or by general equitable principles.

            (g) Except as may be disclosed in the Due Diligence Items, neither the Seller or the Property is subject to any commitment obligation or agreement, including without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent Seller from completing the sale of the Property under this Agreement, or which would bind Purchaser subsequent to the consummation of the transaction contemplated herein.

            (h) None of Seller or any affiliate, and to Seller's knowledge, none of Tenant, is currently identified on the OFAC List (defined below), and is not a person with whom a citizen of the United States is prohibited from engaging in transactions by any trade embargo, economic sanction or other prohibition of United States law, regulation or executive order of the President of the United States. For purposes hereof, "OFAC List" means the list of specially designated nationals and blocked Persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any Legal Requirements, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States. The OFAC List currently is accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.

            (i) The Real Estate Lease is in full force and effect and no default by Seller has occurred and is continuing under the Real Estate Lease.

            (j) Tenant has in place and in force all insurance with the coverages and in the amounts required under the Real Estate Lease.

            (k) Intentionally omitted

            (l) There is no contemplated, pending or threatened Insolvency Event or similar proceedings, whether voluntary or involuntary, affecting Seller, or to Seller's knowledge, its general partner or affiliates. For purposes of this Agreement, "Insolvency Event" means (i) Seller's, its general partner's, or any affiliate's of the foregoing (i) failure to generally pay its debts as such debts become due; (ii) admitting in writing its inability to pay its debts generally; or (iii) making a general assignment for the benefit of

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      creditors; (b) any proceeding being instituted by or against any such entity (i) seeking to adjudicate it a bankrupt or insolvent; (ii) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors; or (iii) seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and in the case of any such proceeding instituted against any such entity, either such proceeding shall remain undismissed for a period of 120 days or any of the actions sought in such proceeding shall occur; or (c) except for Seller which has obtained the approval of its limited partners to liquidate and dissolve Seller, any such entity taking any corporate or other formal action to authorize any of the actions set forth above in this definition.

            Purchaser acknowledges and agrees that the warranties and representations set forth above shall survive the Closing for a period of twelve
(12) months. If, prior to Closing, Purchaser receives written notice from Seller or from any other source that any material representation or warranty of Seller is untrue and cannot be remedied or Purchaser becomes aware that any material representation or warranty of Seller is untrue and cannot be remedied, Purchaser shall, as Purchaser's sole and exclusive remedy, be entitled to terminate this Agreement by written notice delivered to Seller on or before the Closing, in which event the Deposit shall be refunded to Purchaser, and except for the terms and provisions of this Agreement that specifically survive the termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser is so advised and Purchaser fails to terminate this Agreement within such period, Purchaser shall be deemed to have waived the breach of such representation or warranty and shall have no further rights or remedies as a result of the breach of such representation or warranty. Seller does not, by this Agreement, represent or warrant that there will be no changes in any of the matters referred to in Seller's representations or warranties after the Closing Date through the acts and/or omissions of persons other than Seller, and shall have no liability or responsibility in the event that any representation or warranty becomes false or misleading as a result of any change in circumstances after the Closing Date. In the event Purchaser becomes aware within the twelve
(12) month period after Closing that any material representation or warranty of Seller herein or in the closing documents is untrue, Purchaser shall provide written notice thereof to Seller of such assertion. In the event Seller fails to receive written notice from Purchaser within the 368 days following Closing of a breach of any material representation or warranty made by Seller herein then, in that event Purchaser shall be deemed to have waived any right to assert any claim against Seller relating to such alleged breach, all such claims being expressly waived by Purchaser unless timely made.

      8. COVENANTS OF SELLER.

            (a) From and after the Effective Date and until the date of Closing, Seller shall (i) keep (or cause to be kept) the Property fully insured in accordance with prudent and customary practice and as required by the Real Estate Lease; (ii) keep the Property free and clear of all liens (including, but not limited to, mechanics' liens) resulting from Seller's own direct acts and/or omissions; (iii) not alienate, encumber or transfer the Property or any part thereof in favor of or to any other person or entity unless required by law; and
(iv) not amend the Real Estate Lease without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

            (b) From and after the Effective Date and until the date of Closing, Seller shall promptly give Purchaser written notice of any change in the status of title to the Property , which either changes the nature of any Permitted Encumbrance or represents an additional encumbrance on the Property. In the event of any change in the state or quality of title to the Property following the date Purchaser has approved same pursuant to the terms hereof then, in that event, Purchaser shall have the

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right to object to said new encumbrance (hereinafter an "Intervening Exception")
in accordance with the provisions of Paragraph 5(b). In the event Purchaser fails to object to the Intervening Exception within five (5) days following its receipt of written notice of the creation of same, Purchaser's rights to object thereto shall cease and Purchaser shall be deemed to have accepted said Intervening Exception for purposes of this Agreement.

      9. ESCROW OPENING AND CLOSING. An escrow (the "Escrow") shall be opened with Title Company by delivering a fully executed copy of this Agreement to Title Company at the address specified in Section 1 no later than three (3) business days following the Effective Date. Seller and Purchaser shall consummate the transaction contemplated by this Agreement at Closing through the Escrow with the Title Company and pursuant to escrow instructions acceptable to the Title Company, Seller and Purchaser. On the date of Closing, provided all the conditions precedent to closing have been satisfied or waived, the Title Company shall promptly undertake the following: (i) disburse all funds deposited with the Title Company, (ii) cause the deed and any other documents that the parties have mutually designated to be recorded in the official records of the county in which the Property is located, (iii) issue the title policy to the Purchaser, (iv) deliver to Purchaser fully executed originals of Seller's closing documents, (v) deliver to Seller fully executed originals of Purchaser's closing documents, and (vi) deliver the Tenant Notice (as defined below) to the tenant by certified mail, return receipt requested, and deliver the receipt to Seller. The attorneys for Seller and Purchaser are authorized to execute such letter of escrow instructions, any amendments thereto and all directions or communications thereunder.

      10. SELLER'S OBLIGATIONS AT THE CLOSING. At the Closing, Seller shall execute and deliver, as appropriate, to the Title Company in escrow:

            (a) the Deed conveying the Property in the form attached hereto as Exhibit B;

            (b) such documents as are customary and reasonably necessary to cause the Title Company to furnish or commit to furnish to Purchaser an owner's policy of title insurance pursuant to the Title Commitment (the "Title Policy") for the Property, together with such endorsements as the Title Company has agreed to issue in writing at Purchaser's cost (provided, however, that the cost of any endorsement obtained by Seller to cure a Title Defect shall be paid by Seller as provided in Section 5(b) hereof) (the "Endorsements") insuring Purchaser's fee simple title in the Property subject to the Permitted Exceptions;

            (c) a closing statement itemizing the Purchase Price and all adjustments thereto as provided herein;

            (d) assignments of all of that Seller's right, title and interest in and to the Real Estate Lease in substantially the form attached hereto as Exhibit "C" (the "Assignment"), together with such consents to and notices of such assignment as may be required under the Real Estate Lease;

            (e) a Non-Foreign Persons Affidavit in the form attached hereto as Exhibit "D";

            (f) an original of the Tenant Estoppel Certificate ;

            (g) a "Notice to Tenant" substantially in the form attached hereto as Exhibit "E"; and

            (h) such other documents or instruments as may be required under this Agreement, or as otherwise required in Purchaser's or the Title Company's reasonable opinion to effectuate the Closing.

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

      11. PURCHASER'S OBLIGATIONS AT CLOSING. Subject to the terms, conditions, and provisions hereof, and contemporaneously with the performance by Seller of its obligations under Section 10 above, Purchaser shall execute and deliver, as appropriate, to the Title Company in escrow:

            (a) the Purchase Price as adjusted in accordance with this Agreement;

            (b) a closing statement itemizing the Purchase Price and all adjustments thereto as provided herein;

            (c) the Assignments for the purpose of assuming the obligations of Seller under the Real Estate Lease; and

            (d) such other documents or instruments as may be required under this Agreement or as otherwise required in Seller's or the Title Company's reasonable opinion to effectuate the Closing.

      Purchaser's obligation to close shall be specifically contingent upon the Title Company furnishing to Purchaser an owner's policy of title insurance, including Endorsements, in the amount of the Purchase Price subject to the Permitted Exceptions (the "Title Policy") and the Tenant executing and delivering to Purchaser the Tenant Estoppel Certificate and SNDA. Purchaser specifically acknowledges that Seller's failure to deliver the foregoing items shall not constitute a default by Seller hereunder nor expose Seller to damages but, in such circumstances, Purchaser shall nonetheless be able to terminate this Agreement and receive the immediate return of its Deposit, in which event the parties shall have no further liabilities hereunder except as otherwise expressly stated herein.

      12. CLOSING COSTS. At the Closing, Seller shall pay (a) the cost of preparation of the Deed for its Property, (b) one-half the premiums and fees related to the Title Policy for the Property, including the Endorsement premiums or charges related to Seller's cure of any Title Defect as provided in Section 5(b) hereof, but excluding the Endorsement premiums or charges for extended coverage endorsements, (c) one-half of any escrow charges; (d) one-half of any costs of updating and recertifying the surveys for the Property, (e) one-half of any costs for the Environmental Reports; (f) one-half the costs for the Valuation; and (g) one-half of any real estate transfer taxes and fees payable upon recordation of the Deed . At the Closing, Purchaser shall pay (a) one-half the premiums and fees related to the Title Policy for the Property; (b) one-half of any escrow charges, (c) one-half of all costs associated with the recertification of the Survey, (d) one-half of any costs for the Environmental Reports; (e) one-half the costs for the Valuation; and (f) all other costs and expenses of the Closing including, but not limited to, all Endorsement charges (except as provided above), and one-half all real estate transfer taxes and fees payable upon recordation of the Deed. Each party shall pay its own legal fees.

      13. PRORATIONS.

            (a) Taxes. Purchaser acknowledges that the Real Estate Lease obligates the Tenant to pay the taxes directly to the taxing authority. Accordingly, the parties shall not prorate taxes between Purchaser and Seller, it being acknowledged that Tenant shall be responsible for same. In no event shall Seller be responsible for the payment of any real estate taxes and/or assessments applicable during its period of ownership in the event the Tenant has defaulted in the prompt payment of same.

            (b) Rent. Rents actually paid for the month in which the Closing occurs shall be prorated between Seller and Purchaser as of the close of business on the date of Closing, with Purchaser receiving a credit for amounts attributable to time periods following such date. To the extent either party hereto receives rent after Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt. To the extent any rent arrearages exist under the Real

Estate Lease, Seller retains the right to seek monetary damages from Tenant for any such arrearages in rent.

      14. POSSESSION. Subject to the Real Estate Lease, Seller shall deliver exclusive possession of the Property to Purchaser at Closing.

      15. INSPECTION. From and after the Effective Date and until the expiration of the Inspection Period, Seller agrees that Purchaser and its agents and representatives shall, subject to arranging all onsite visits with Seller and/or Seller's Broker, be entitled to enter upon the Property for inspection, soil tests, examination, land-use planning and for any due diligence investigation relating to Purchaser's proposed ownership of the Property. As to any such investigation, Purchaser shall restore the Property to the same condition as existed prior to any such investigation, and shall: (i) not perform any invasive tests without Seller's prior consent but shall be able to perform a Phase I on the Property without Seller's consent; (ii) not interfere with the possessory rights of any Tenant; (iii) promptly pay when due all costs and expenses associated within Purchaser's inspection and not permit any liens to arise or attach to any Property; and (iv) prior to Closing, not disclose or reveal any information obtained during the Inspection Period with respect to the Property, except as provided in Section 4 above or as may be required by law. Purchaser shall indemnify and hold harmless Seller from and against, and to reimburse Seller with respect to any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) asserted against or incurred by Seller by reason of or arising out of any such on-site investigation, it being acknowledged that all such obligations shall survive the termination of this Agreement.

      16. ACKNOWLEDGEMENT. Purchaser understands and acknowledges that Seller has not made and does not make any representation or warranties whatsoever, oral or written, express or implied, to Purchaser with respect to the condition, state of repair or operability of the Property (including but not limited to environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including the existence in, on, or under the Property of any hazardous materials or substances, soil or sub-soil conditions, all improvements thereon, the structural portions thereof, and the personal property, mechanical, plumbing, electrical, sewer, sanitary disposal, heating, ventilating and air conditioning systems and other building service equipment therein), with respect to the suitability or fitness for the Purchaser's intended use or purpose or with respect to the appreciation or income potential of the Property, the zoning of the Property, the platting of the Property, the availability or adequacy of utilities to the Property, access to the Property, requirements in connection with any development of the Property or any other matter whatsoever. Purchaser further hereby acknowledges and agrees that Purchaser has investigated or will investigate all matters of concern to Purchaser with respect to the Property and that Purchaser is not relying and hereby expressly waives any reliance on any representation or warranty, oral or written, express or implied, of Seller with respect to such matters. Purchaser agrees to purchase the Property and all improvements thereon and mechanical systems therein delivered to Purchaser, as is, where is, with all faults. Notwithstanding any provision of this Agreement to the contrary, Purchaser hereby releases Seller from any liability, claims, damages, expenses of any kind or nature, or any other claim resulting from the presence, removal or other remediation of hazardous materials or substances in, on, under or about the Property or which has migrated from adjacent lands onto the Property or from the Property to adjacent land. Purchaser has fully reviewed the disclaimers and waivers set forth herein with its counsel and understands the significance and effect thereof. The provisions of this Section 16 shall survive the closing.

      17. FURTHER ASSURANCES. Seller and Purchaser agree to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing such other instruments, documents and other materials as Seller or Purchaser may reasonably request in order to effectuate the consummation of the transaction contemplated herein and to vest title to the Property in Purchaser.

      18. DEFAULT BY SELLER. In the event that Seller should fail to consummate the transaction contemplated by this Agreement for any reason, excepting Purchaser's default or the failure of any of the conditions to Seller's obligations hereunder to be satisfied or waived, Purchaser may terminate this Agreement by giving prompt written notice thereof to Seller and the Deposit, including all accrued interest, shall be immediately returned to Purchaser, or specifically enforce this Agreement, and in either event, Purchaser may recover all of its actual out-of-pocket third party expenses, which amount shall not exceed $60,000, incurred in connection with Seller's default; provided, however, that in the event that such failure of Seller was beyond Seller's reasonable control, Purchaser's sole remedy shall be to so terminate this Agreement; provided, further, in the event Purchaser elects to specifically enforce this Agreement it must institute such action within thirty (30) days following Seller's default, failing which Purchaser shall be deemed to have waived the right to pursue specific performance.

      19. DEFAULT BY PURCHASER. Except as otherwise provided in this Agreement, in the event Purchaser should fail to consummate the transaction contemplated herein for any reason, except default by Seller or the failure of any of the conditions to Purchaser's obligations hereunder to be satisfied or waived, Seller may retain the Deposit and terminate this Agreement by giving prompt written notice thereof to Purchaser, as its sole remedy.

      20. ATTORNEY'S FEES. Should either Seller or Purchaser employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any matter arising under this Agreement or to recover damages for the breach of this Agreement as permitted herein, the losing party in any final judgment agrees to pay the prevailing party all reasonable costs, charges, and expenses, including reasonable attorney's fees, expended or incurred by it in connection therewith.

      21. BROKERAGE COMMISSIONS. Each party represents to the other that no brokers, other than Broker, have been involved in this transaction.. In the event that this transaction is consummated and Closing occurs, Seller shall pay Broker a real estate commission as set forth in a separate written agreement between Seller and Broker. Seller and Purchaser agree that if any claims for brokerage commissions are ever made against Seller or Purchaser in connection with this transaction, all claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. Seller agrees to indemnify and hold Purchaser harmless from any loss, liability, damage, cost, or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Purchaser by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Seller. Except as provided in the foregoing sentence, Purchaser agrees to indemnify and hold Seller harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Seller by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Purchaser. The obligations of Seller and Purchaser in this Section 21shall survive the Closing.

      22. RISK OF LOSS. All risk of loss or damage to the Property prior to Closing, including, without limitation, loss by fire, windstorm, or other casualty, shall rest with Seller. If, prior to the Closing, the Property is damaged as a result of fire or other casualty, Seller shall give Purchaser written notice thereof and Purchaser shall have the option, exercisable by written notice to Seller within ten (10) days upon receipt of such notice from Seller, to either:

            (a) accept title to the Property without any reduction of the Purchase Price, in which event, at the Closing and subject to the rights of Tenant, Seller shall assign to Purchaser any insurance proceeds payable to Seller or its successors or assigns by reason of such damage or casualty, and pay over to Purchaser any monies theretofore received by Seller in connection with such fire or other casualty; or

            (b) terminate this Agreement, in which event neither Seller nor Purchaser shall have any further obligations under this Agreement and the Purchaser shall receive the prompt return of the Deposit.

In the event Purchaser shall fail to exercise either such option within such ten
(10) day period, Purchaser shall be deemed to have elected the option set forth in the foregoing clause (b).

      23. ASSIGNABILITY. Except as set forth in Section 31 and except with respect to an assignment to an affiliate of Purchaser, Purchaser shall not assign its rights hereunder without the consent of Seller, which consent shall not be unreasonably withheld, but in no event shall Purchaser be released of its obligations hereunder prior to the date of such assignment

      24. NOTICES. Any notice to be given or to be served upon either party hereto in connection with this Agreement must be in writing and shall be given by certified or registered mail (return receipt requested), by overnight express delivery or facsimile (followed by hard copy by either of the two preceding methods of delivery) and shall be deemed to have been given upon receipt. Such notice shall be given to the other party hereto at the addresses set forth on the signature page of this Agreement and be deemed delivered upon delivery or on the date when the receiving party first refuses to accept such delivery. Either party may at any time, by giving five (5) days written notice to the other, designate any other address in substitution of any of the foregoing addresses to which such notice shall be given and other parties to whom copies of all notices hereunder shall be sent.

      25. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Seller and Purchaser and their respective successors and assigns.

      26. ENTIRE AGREEMENT. This Agreement represents the entire agreement between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements between Seller and Purchaser with respect to such subject matter shall have no further force or effect, including, without limitation, any proposal letters.

      27. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Subject State, without giving effect to any state's conflict of laws principals.

      28. MODIFICATION. This Agreement may only be modified or otherwise amended by a written instrument executed by duly authorized representatives of Seller and Purchaser.

      29. TIME OF ESSENCE. Time is of the essence of this Agreement. In the event this Agreement is not accepted by Seller on or before five (5) business days after Seller's receipt of an fully executed copy hereof from Purchaser, and a copy thereof delivered to Purchaser, then this Agreement shall be null and void, and all offers set forth herein shall be deemed withdrawn.

      30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

      31. 1031 EXCHANGE. In the event, prior to Closing, Purchaser shall desire to structure this transaction as a part of a tax deferred exchange, pursuant to
Section 1031 of the Internal Revenue Code, Purchaser may assign its rights, but not its obligations, to a Qualified Intermediary under Treasury Regulation 1.103(k)-(1)(9)(4) and Seller, as an accommodation to Purchaser, shall enter into and execute any such amendatory documentation as Purchaser may reasonably request; provided, however, that Seller shall not incur any additional cost, expense, risk or potential liability whatsoever on the account thereof. Seller shall have no liability to Purchaser whatsoever in the event the subject transaction is found, held or adjudicated not to qualify as or as a part of a tax deferred exchange pursuant to Section 1031 of the Internal Revenue Code.

      32. CONDEMNATION. In the event that notice of any action, suit or proceeding shall be given prior to the Closing date for the purpose of condemning any part of the Property, then Purchaser shall have the right to terminate its obligations hereunder within fifteen (15) days after receiving notice of such condemnation proceeding whereupon the Deposit shall be paid to Purchaser, and the parties shall be relieved of any further liabilities hereunder, except as otherwise expressly provided herein. Upon such termination, the proceeds resulting from such condemnation shall be paid to Seller. In the event Purchaser shall not elect to terminate its obligations hereunder, the proceeds of such condemnation shall be assigned and belong to Purchaser.

      33. WAIVER OF JURY TRIAL AND CERTAIN DAMAGES. THE PARTIES HERETO SHALL AND THEY HEREBY DO INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT AND/OR ANY CLAIM OR INJURY OR DAMAGE RELATED THERETO. EACH PARTY FURTHER WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER PARTY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ONE PARTY AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND/OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO.

                           [Signature page to follow]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Sale, effective as of the date written above.

PURCHASER:                                 SELLER:

SPIRIT FINANCE ACQUISITIONS, LLC,          CAPTEC FRANCHISE CAPITAL
a Delaware limited liability company       PARTNERS L.P. IV

By /s/ Greg Seibert                        By: GP4 Asset Acquisition, LLC
   -----------------------------           Its: General Partner
Print Name: Greg Seibert

Its: Senior Vice President                 By: /s/ Gary A. Bruder
                                               ---------------------------------
                                           Print Name: Gary A. Bruder

                                           Its: Vice President

Send Notices To:

Spirit Finance Acquisitions, LLC           Send Notices To:

14631 N. Scottsdale Road, Suite 200        Gary A. Bruder
Scottsdale, Arizona 85254-2711             Senior Vice President
Attention: Chief Financial Officer         Captec Financial Group, Inc.
Telephone: (480) 606-0820                  24 Frank Lloyd Wright Drive
Telecopy: (480) 606-0826                   Lobby L, Fourth Floor, P.O. Box 544
                                           Ann Arbor, Michigan 48106-0544
With a Copy To:                            Telephone: (734)  994-5505
                                           Facsimile: (734)  994-1376
Peggy A. Richter, Esq.
Kutak Rock LLP
1801 California Street, Suite 3100
Denver, CO 80202
Telephone: (303) 297-2400
Facsimile: (303) 292-7799

                              SCHEDULE OF EXHIBITS

A - Legal Description of the Land

B - Form of Deed

C - Form of Assignment of Lease

D - Form of Non-Foreign Persons Affidavit

E - Form of Notice to Tenant

F - Alternate Form of Tenant Estoppel Certificate

G - Subordination, Non-Disturbance and Attornment Agreement

H - Equity Ownership Questionnaire

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

Tract "A", United Supermarket Addition to the City of Plainview, Hale County, Texas, being a replat of Lots 1B, 1C, 1D and 1E, Kruse Subdivision, Unit No. 1, according to the map, plat and/or dedication deed thereof recorded in Volume 841, Page 361, Deed Records of Hale County, Texas and a portion of that tract of land conveyed to Pioneer Oil Company in Volume 676, Page 181, Deed Records of Hale County, Texas, being further described as follows:

BEGINNING at a 1/2" iron rod found in the West right-of-way line of Columbia Street at the Northeast corner of this tract which is the Northeast corner of Lot 1E, Kruse Subdivision, Unit No. 1;

THENCE South 00 degrees 01 minute East along said West right-of-way line a distance of 296.80 feet to a 1/2" iron rod with cap set for the most Easterly Southeast corner of this tract;

THENCE South 47 degrees 50 minutes 45 seconds West, continuing along said right-of-way line, a distance of 26.85 feet to a 1/2" iron rod with cap set in the North right-of-way line of West 24th Street for the most Southerly Southeast corner of this tract;

THENCE North 89 degrees 59 minutes 20 seconds West, along said North right-of-way line, a distance of 598.47 feet to a 1/2" iron rod found a the Southwest corner of this tract and the Southeast corner of Lot 8A, Kruse Subdivision, Unit No. 1;

THENCE North 00 degrees 03 minutes West, along the East line of said Lot 8A, a distance of 315.00 feet to a 1/2" iron rod found at the Northwest corner of this tract and the Northeast corner of said Lot 8A;

THENCE South 89 degrees 58 minutes 20 seconds East, a distance of 618.56 feet to the POINT OF BEGINNING.

                                   EXHIBIT "B"

                                  FORM OF DEED

[Note: Modify to conform to recording/other requirements of the State of Texas.]

                          LIMITED/SPECIAL WARRANTY DEED

For the consideration of Six Million Dollars ($6,000,000), CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Grantor") does hereby convey to SPIRIT FINANCE ACQUISITIONS , LLC, a Delaware limited liability company, whose address is 14631 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85254-2711 ("Grantee") the following described property in the Town of Plainview, County of Hale, State of Texas:

              See Exhibit A attached hereto and made a part hereof.
        Commonly known as 2401-2403 N. Columbia Street, Plainview, Texas
                               Tax Parcel ID # [#]

together with all tenements, hereditaments, appurtenances and improvements, thereto (the "Property").

      This conveyance, however, is made and accepted subject to the encumbrances, conditions and restrictions relating to the Property as set forth in Exhibit B attached hereto and made a part hereof, including without limitation, that certain Lease, between Plainview Columbia, L.L.C. (and subsequently assigned to Grantor) and United Supermarkets, Inc. (and subsequently assigned to United Supermarkets, Ltd.), dated September 3, 1999, as amended.

      TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, Grantee's heirs, executors, administrators, successors and/or assigns forever; and Grantor does hereby bind Grantor's heirs, executors, administrators, successors and/or assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto the said Grantee, Grantee's heirs, executors, administrators, successors and/or assigns, against every person whomsoever claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

Dated:____________________, 2005.

WITNESSES:                           CAPTEC FRANCHISE CAPITAL
                                     PARTNERS L.P. IV

                                     By: GP4 Asset Acquisition, LLC
                                     Its: General Partner

________________________________     By: _____________________________________
Print  name:                         Print  name:

________________________________     Its:______________________________________
Print  name:

STATE OF MICHIGAN          )
                           )ss.
COUNTY OF WASHTENAW        )

The foregoing instrument was acknowledged before me this __ day of_____________, 2005, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                     ________________________________
                                     Name: __________________________
                                     State of Michigan, County of Washtenaw
                                     My Commission Expires: ___________
                                     Acting in the County of Washtenaw

Prepared by and recorded
at the request of:

________________________________
________________________________
________________________________

When recorded return to:

________________________________
________________________________
________________________________

Send subsequent tax bills to:

Grantee

                                    EXHIBIT C

                           FORM OF ASSIGNMENT OF LEASE

[Note: Modify to conform to recording/other requirements of the State of Texas.]

                               ASSIGNMENT OF LEASE

      THIS ASSIGNMENT OF LEASE ("Assignment") is made as of _____________, 2005, by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Assignor") and SPIRIT FINANCE ACQUISITIONS , LLC, a Delaware limited liability company, whose address is 14631
N. Scottsdale Road, Suite 200,, Scottsdale, Arizona 85254-2711 ("Assignee").

                                    RECITALS:

      Assignor leases to United Supermarkets, Ltd., a Texas limited partnership ("Tenant"), the Leased Premises (as defined in the Lease described below), located at 2401-2403 N. Columbia Street, Plainview, Texas ("Premises"), pursuant to a Lease dated as of September 3, 1999, as amended, a true and complete copy of which is attached as Exhibit 1 ("Lease").

      In connection with, and in consideration of, the acquisition of the Leased Premises by the Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to: (a) the Lease, and (b) the security deposit(s), if any, paid by Tenant under the Lease ("Security Deposit") and (c) the guaranty of Tenant's duties and obligations under the Lease, given by Pamplemousse, L.L.C., dated September 30, 2001, as amended, a true and complete copy of which is attached as Exhibit 2 ("Guaranty").

      Assignee agrees to accept the assignment of those items described in
Section 1 above and Assignee further agrees to perform all of the Assignor's obligations under or relating to the Lease and the Security Deposit, if any, and the Guaranty, arising from and after the date of this Assignment.

      In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

      1. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Lease, the Security Deposit and the Guaranty, and Assignee assumes all of Assignor's duties and obligations under the Lease and the Guaranty, and relating to the Security Deposit, and agrees to perform and to be bound by all of the terms and provisions of the Lease (including matters related to the Security Deposit)and the Guaranty in the place and stead of Assignor arising from and after the date of this Assignment. Assignee further agrees to indemnify and hold harmless Assignor from and against all claims, awards, liabilities or damages resulting from Assignee's failure to perform its obligations under the Lease or Guaranty accruing or arising on and after the date of this Assignment, including Assignee's obligations with respect to the Security Deposit. Assignor further agrees to indemnify and hold harmless Assignee from and against all claims, awards, liabilities or damages resulting from Assignor's failure to perform its obligations under the Lease or Guaranty accruing or arising before the date of this Assignment, including Assignor's obligations with respect to the Security Deposit.

      2. Representation. To Assignor's knowledge, the Lease and the Guaranty are in full force and effect and have not been modified, amended or restated (except as identified in Exhibit 1 and/or Exhibit 2 attached hereto).

      3. Miscellaneous. This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns. This Assignment shall be governed by and construed in accordance with the laws of the State where the Leased Premises is located, without giving effect to principles of conflicts of law. This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

This Assignment has been executed as of the day and year noted above.

WITNESSES:
                                          CAPTEC FRANCHISE CAPITAL
                                          PARTNERS L.P. IV

                                          By: GP4 Asset Acquisition, LLC
                                          Its: General Partner

________________________________          By:________________________________
Print Name:                               Print Name:

________________________________          Its:________________________________
Print Name:

                                          SPIRIT FINANCE ACQUISITIONS , LLC,
                                          a Delaware limited liability company

________________________________          By:________________________________
Print Name:                               Print Name:

________________________________          Its:________________________________
Print Name:

STATE OF MICHIGAN              )
                               )ss.
COUNTY OF WASHTENAW            )

The foregoing instrument was acknowledged before me this __ day of ___________, 2005, by ___________________________, who is personally known to me, as Vice
President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                     ________________________________
                                     Name: __________________________
                                     State of Michigan, County of Washtenaw
                                     My Commission Expires: ___________
                                     Acting in the County of Washtenaw

STATE OF MARYLAND               )
                                )ss.
COUNTY OF ______________        )

      The foregoing instrument was acknowledged before me this ____ day of ______, 2005, by ______________________, who is personally known to me, as
__________________ of Spirit SPIRIT FINANCE ACQUISITIONS , LLC, a Delaware limited liability company, on behalf of the company.

                                             ________________________________
                                             Notary Public
                                             _______________County, Maryland
                                             My Commission Expires:_____________
                                             [Notary's Seal]
Prepared by and recorded
at the request of: Grantor

When recorded return to: Grantee

                                    EXHIBIT 1
                                       TO
                               ASSIGNMENT OF LEASE

                             [Attach copy of Lease]

                                    EXHIBIT 2
                                       TO
                               ASSIGNMENT OF LEASE

                            [Attach copy of Guaranty]

                                    EXHIBIT D

                      FORM OF NON-FOREIGN PERSONS AFFIDAVIT

                          NON-FOREIGN PERSONS AFFIDAVIT

      Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person. To inform SPIRIT FINANCE ACQUISITIONS , LLC, a Delaware limited liability company ("Transferee"), that withholding of tax is not required upon the disposition of a United States real property interest by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership ("Transferor"), the undersigned certifies the following on behalf of
Transferor:

      1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. Transferor's United States Employer Identification Number is
38-3304096;

      3. Transferor's office address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105.

      Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

                                             CAPTEC FRANCHISE CAPITAL
                                             PARTNERS L.P. IV

                                             By: GP4 Asset Acquisition, LLC
                                             Its: General Partner

                                             By:________________________________
                                             Print Name:
                                             Its:_______________________________

Dated as of __________, 2005.

STATE OF MICHIGAN               )
                                )ss.
COUNTY OF WASHTENAW             )

The foregoing instrument was acknowledged before me this __ day of ____________, 2005, by ___________________________, who is personally known to me, as Vice
President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                       ________________________________
                                       Name: __________________________
                                       State of Michigan, County of Washtenaw
                                       My Commission Expires: ___________
                                       Acting in the County of Washtenaw

                                    EXHIBIT E

                            FORM OF NOTICE TO TENANT

                               _____________, 2005

United Supermarkets, Ltd.
7830 Orlando Avenue
PO Box 6840
Lubbock, TX 79423

      RE: Notice of Change of Ownership of Captec Franchise Capital Partners L.P. IV__________________________________

To Whom It May Concern:

You are hereby notified as follows:

      1. That as of the date hereof, Captec Franchise Capital Partners L.P. IV has transferred, sold, assigned, and conveyed all of its interest in and to all of the real property and improvements described on Exhibit A attached hereto (the "Property") to SPIRIT FINANCE ACQUISITIONS , LLC a Delaware limited liability company (the "New Owner").

      2. For the immediate future, all rental payments with respect to the Property should be made to the New Owner pursuant to the terms and provisions of the Lease dated as of September 3, 1999 (the "Lease") by wire transfer to Midland Loan Services, Inc. in accordance with the wiring instructions attached hereto.

      3. Also attached hereto is the Authorization Form for Pre-Arranged Payments. Please fill-in the blanks, execute and send the form, together with a voided check, to the address stated therein as soon as possible in order to initiate automatic debit for future rental payments.

     4. Future notices should be made to the New Owner in accordance with the terms of the Lease and should be delivered to the following address:

           Midland Loan Services, Inc.
           P.O. Box 419201
           Kansas City, Missouri 64141-6127
           Attn:  Sandy McRoy
           Facsimile No.: (913) 253-9001

     5. Please promptly provide a [new] [updated] Certificate of Insurance satisfying the requirements set forth in the Lease and naming Spirit Master Funding, LLC, a Delaware limited liability company, as a loss payee and additional insured [and named insured]. Certificates should be delivered to the following address:

           SPIRIT FINANCE ACQUISITIONS , LLC
           14631 No. Scottsdale Road, Suite 200
           Scottsdale, AZ  85254-2711
           Attn: Cathy Phillips
           Facsimile No.: (480) 606-0826

SPIRIT FINANCE ACQUISITIONS , LLC,           CAPTEC FRANCHISE CAPITAL PARTNERS
                                             L.P. IV
a Delaware limited liability company
                                             By: GP4 Asset Acquisition LLC, Its
                                             General Partner

By:________________________________          By:_______________________________
Name:______________________________          Name:_____________________________
Title:_____________________________          Title:____________________________

                              MIDLAND LOAN SERVICES

                           INCOMING WIRE INSTRUCTIONS

                     TO WIRE FUNDS TO MIDLAND LOAN SERVICES

Please give these instructions to your bank when you initiate a wire payment to Midland

                        Bank Name: PNC BANK, N.A.

                              ABA: 043000096

                           Credit: 1006967647, MIDLAND

                        Reference: [_______________________]

 * This information must be completed fully and accurately to ensure that there is no delay in crediting funds to the proper account.

PLEASE CALL OUR CUSTOMER SERVICE REPRESENTATIVES AT 800-447-8690 MONDAY THROUGH FRIDAY BETWEEN THE HOURS OF 8:00 A.M. AND 5:00 P.M. CST, IF YOU NEED ASSISTANCE.

                                    EXHIBIT F

                  ALTERNATE FORM OF TENANT ESTOPPEL CERTIFICATE

TO: _____________________________

RE: PROPERTY ADDRESS: _______________________________________________
    TITLE OF LEASE: _________________________________________________
    LEASE DATE: _____________________________________________________
    BY AND BETWEEN: _________________________________________
    SQUARE FOOTAGE: _________________________________________

The undersigned is the Tenant under the above-referenced lease agreement ("Lease"). The undersigned hereby acknowledges and certifies to ________________ ___________________ ("Purchaser") [and __________________________
("Lender")], as follows:

      1. Tenant and __________________ ("Landlord") entered into the Lease, by which Landlord leased to Tenant and Tenant leased from Landlord the above-referenced property ("Property").

      2. The Lease constitutes the only agreement between Landlord and Tenant with respect to the Property, and the Lease and all amendments thereto as of the date hereof are attached hereto as Exhibit A.

      3. Possession of the Property was taken by Tenant on _______________. Tenant started paying rent on _________________. The Lease is in full force and effect and except as evidenced on Exhibit A, is not modified or amended.

      4. The Lease shall expire on _________________ unless it is extended for ____ additional _____-year periods, as permitted in the Lease.

      5. Tenant has paid rent due under the Lease through ______________. Tenant has no setoffs, claims or defenses to the enforcements of the Lease.

      6. Tenant's current minimum monthly base rental payments are $____________. Tenant has not prepaid any rent.

      7. Tenant has paid a security deposit to Landlord in the amount of $____________.

      8. Tenant has not assigned or sublet the Property nor does Tenant hold the Property under any assignment or sublease unless as provided by the Lease.

      9. As of the date of this Certificate, Tenant is not in default in the performance of Tenant's duties and obligations under the Lease and no event has occurred which with notice or the passage of time would constitute a default by Tenant of its obligations under the Lease. As of the date of this Certificate, no notice of default under the Lease has been given to Tenant.

      10. As of the date of this Certificate, Landlord is not in default in the performance of Landlord's duties and obligations under the Lease and no event has occurred which with notice or the passage of time would constitute a default by Landlord of its obligations under the Lease. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Landlord under the Lease or against the obligations of the undersigned under the Lease.

      11. Tenant is not entitled to receive any concession (rental or otherwise) or other similar compensation for renting the Property. This Tenant Estoppel Certificate shall not be deemed to alter or modify any of the terms or conditions of the Lease.

      12. Tenant has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord's interest in the Lease, other than to the holder of any first mortgage on the Property.

      13. Tenant has no renewal, extension or expansion option, nor right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the Property demised thereunder except as may be expressly set forth in the Lease.

      14. Tenant acknowledges that all improvements comprising a part of Property have been completed on a lien-free basis in accordance with the terms of the Lease, that Tenant has accepted possession and the condition of the Property and is currently occupying the Property, and that the Property is not subject to any defect.

      15. Tenant is solely responsible for any and all operating costs pertaining to the Property, including without limitation, taxes, insurance, repair and maintenance costs and utilities. All such operating costs have been paid in full, to the extent due and payable as of this date.

      16. There are no actions, whether voluntary or otherwise, pending against Tenant under any bankruptcy laws.

      17. Tenant's Tax I.D. # is___________________________.

      18. Tenant's current contact information is:

           Address:_______________________________________________________
           Contact Person (Not a Department):_____________________________
           Phone No.:_____________________________________________________
           Facsimile No.:_________________________________________________

      19. The undersigned representative of Tenant is duly authorized and fully qualified to execute this instrument on behalf of Tenant thereby binding Tenant.

      20. Tenant makes this Certificate with the understanding that Purchaser is contemplating acquiring the Property [and Lender would finance same] and that if Purchaser acquires [and Lender finances] the Property, Purchaser [and Lender] will do so in a material reliance on this Certificate.

Executed on _________________, 20___.

                                              _______________________, as Tenant

                                              By _______________________________
                                              Name _____________________________
                                              Title ____________________________

                    EXHIBIT A TO TENANT ESTOPPEL CERTIFICATE

                                      LEASE

Attached hereto is a true, correct and complete copy of the Lease, together with all amendments thereto.

                                    Exhibit G

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

RETURN TO:

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereinafter referred to as "Agreement") made this ___ day of _______________, _______, among CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (hereinafter referred to as "Lender"), United Supermarkets, Ltd., a Texas limited partnership (hereinafter referred to as "Tenant"), and SPIRIT FINANCE ACQUISITIONS , LLC, a Delaware limited liability company (hereinafter referred to as "Landlord").

                                    RECITALS:

      A. Landlord and Tenant have entered into a certain lease dated as of September 3, 1999, (as amended and/or assigned, the "Lease") relating to the premises known as United Supermarket (hereinafter referred to as the "Premises"), located at the real property more particularly described on Exhibit A attached hereto (hereinafter referred to as the "Property").

      B. Lender has made or has committed to make a loan to Landlord in the approximate principal amount of $_________________ (hereinafter referred to as the "Loan") secured by a mortgage or security deed (as the same may be amended, restated, extended, or otherwise modified from time to time, the "Mortgage") and an assignment of leases and rents (as the same may be amended, restated, extended, or otherwise modified from time to time, the "Assignment of Leases") from Landlord to Lender covering the Property including the Premises.

      C. Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage held by Lender, provided Tenant is assured of continued occupancy of the Premises under the terms of the Lease.

      NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

      1. Subordination and Consent. Lender, Tenant and Landlord do hereby covenant and agree that the Lease with all rights, options, liens and charges created thereby (including, without limitation, any option or rights contained in the Lease, or otherwise existing, to acquire any or all of the Premises, or any superior leasehold interest therein), is and shall continue to be subject and subordinate in all respects to the Mortgage and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder. Tenant acknowledges that Landlord will execute and deliver to Lender an assignment of the Lease as security for said loan, and Tenant hereby expressly consents to such assignment. Tenant agrees that if there is a default by Landlord in the performance and observance of any of the terms of such Loan, Lender may, at its option, demand all rents due under the Lease be paid by Tenant directly to Lender at the address specified below, or as otherwise specified by Lender. Tenant agrees that upon Lender's written request for payment of rent directly to Lender, Tenant will timely remit any and all payments due under the Lease directly to, and payable to the order of, Lender. Such payments to Lender will constitute performance of Tenant's payment obligations under the Lease.

      2. Nondisturbance. Lender does hereby agree with Tenant that, in the event Lender becomes the fee simple owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant complies with and performs its obligations under the Lease, (a) the Lease shall continue in full force and effect as a direct Lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term of the Lease, and Lender will not disturb the possession of Tenant, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease in accordance with the provisions thereof; provided, however, that Lender shall not be:

            (i) subject to any claims, offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

            (ii) liable for any act or omission of any prior landlord (including Landlord); or

            (iii) bound by any rent or additional rent which Tenant might have paid for more than the current month or any security deposit or other prepaid charge paid to any prior landlord (including Landlord); or

            (iv) bound by any amendment or modification of the Lease made without its written consent.

      Nothing contained herein shall prevent Lender from naming Tenant in any foreclosure or other action or proceeding initiated by Lender pursuant to the Mortgage to the extent necessary under applicable Law in order for Lender to avail itself of and complete the foreclosure or other remedy. Tenant acknowledges and agrees that it has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, the same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Lender.

      3. Attornment. Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver upon request of Lender an appropriate agreement of attornment to Lender and any subsequent titleholder of the Premises.

      4. Lease Defaults. In the event Landlord shall fail to perform or observe any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Lender and Lender shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease, including without limitation any action in order to terminate, rescind or avoid the Lease or to withhold any rent or other monetary obligations thereunder, for a period of thirty (30) days following receipt of such written notice by Lender; provided, however, that in the case of any default which cannot with diligence be cured within said thirty (30) day period, if Lender shall proceed promptly to cure such default and thereafter prosecute the curing of such default with diligence and continuity, the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of such default with diligence and continuity.

      5. Obligations and Liability of Lender. Lender shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, hazardous wastes or environmental laws, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession. Furthermore, in the event that Lender shall acquire Landlord's interest in the Property, Lender shall have no obligation, nor incur any liability, beyond Lender's then equity interest, if any, in the Property, and Tenant shall look exclusively to such equity interest of Lender, if any, in the Property for the payment and discharge of any obligations or liability imposed upon Lender hereunder, under the Lease (or under any new lease with Tenant), and Lender is hereby released and relieved of any other obligations or liability hereunder, under the Lease or under any such new lease. Lender shall not, either by virtue of the Mortgage, the Assignment of Leases or this Agreement, be or become a mortgagee in possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender shall have acquired the Landlord's interest in the Property, by foreclosure or otherwise, and then such liability or obligation of Lender under the Lease (as modified by the terms of this Agreement) shall extend only to those liability or obligations accruing subsequent to the date that Lender has acquired Landlord's interest in the Property. Without limiting the generality of the foregoing, neither the Mortgage, the Assignment of Leases nor this Agreement shall, prior to Lender's acquisition of Landlord's interest in the Property, by foreclosure or otherwise, operate to place responsibility for the control, care, management or repair of the Property upon Lender or impose upon Lender responsibility for the carrying out of any of the terms or conditions of the Lease, and Lender shall not be responsible or liable for any waste committed on either the Premises or the Property by any party whatsoever, for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of either the Premises or the Property.

      6. Severability. If any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative.

      7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

      8. Notices. So long as the Mortgage remains outstanding and unsatisfied, Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to the Landlord by Tenant under and pursuant to the terms and provisions of the Lease. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be in writing and shall be considered as properly given if (i) mailed to the addressee by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the addressee, or (iii) by delivery to a third party commercial delivery service for same day or next day delivery to the office of the addressee with proof of delivery. Notice so given shall be effective, as applicable, upon (i) the third (3rd) day following the day such notice is deposited with the U.S. Postal Service, (ii) delivery to the addressee, or (iii) upon delivery to such third party delivery service. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be:

      Lender:    Citigroup Global Markets Realty Corp.
                 388 Greenwich Street, Floor 11
                 New York, NY 10013
                 Attn: ____________

      Landlord:  SPIRIT FINANCE ACQUISITIONS , LLC,
                 a Delaware limited liability company,
                 14631 N. Scottsdale Road, Suite 200
                 Scottsdale, Arizona 85254-2711


      Tenant     United Supermarkets, Ltd.
                 7830 Orlando Ave.
                 PO Box  6840
                 Lubbock, TX  79423

      Notwithstanding the foregoing, any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other parties in the manner set forth herein.

      9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease and "Lender" refers to Lender and to any assignee of the note secured by the Mortgage and Lender's servicer of the Loan, if any.

      10. Tenant's Personal Property. In no event shall the Mortgage cover or encumber (and shall not be construed as subjecting in any manner to the lien thereof) any of Tenant's moveable trade fixtures, business equipment, furniture, signs or other personal property at any time placed on or about the Premises.

      11. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      12. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

                            (SIGNATURE PAGE FOLLOWS)

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                     LENDER:

                                     CITIGROUP GLOBAL MARKETS REALTY CORP.,
                                     a New York corporation

                                     By:________________________________
                                            Print Name:

                                       Title: __________________________

                                     TENANT:

                                     UNITED SUPERMARKETS, LTD., a Texas
                                     limited partnership

                                     By: PAMPLEMOUSSE, L.L.C., a Texas limited
                                     liability company, its general partner

                                     By: __________________________________
                                            Print Name:

                                      Its: ________________________________

                                     LANDLORD:

                                     SPIRIT FINANCE ACQUISITIONS, LLC,
                                     a Delaware limited liability company

                                     By____________________________________
                                            Print Name:

                                     Its___________________________________

      STATE OF              Section
                            Section
      COUNTY OF             Section

        This instrument was acknowledged before me on the    day of ___________,
        _________, by ___________________, _____________________ of Citigroup
        Global Markets Realty Corp., a New York corporation, on behalf of said corporation.

      [SEAL]
                                                Notary Public - State of _______

      My Commission Expires:
      ______________________                    Printed Name of Notary Public


STATE OF MICHIGAN       )
                        )ss.
COUNTY OF WASHTENAW     )

The foregoing instrument was acknowledged before me this __ day of ____________, 2005, by ___________________________, who is personally known to me, as
_______________ of ___________________________________, a ______________________
______________ , on behalf of the limited partnership.

                                          ______________________________________
                                          Name: ________________________________
                                          State of Michigan, County of Washtenaw
                                          My Commission Expires: _______________
                                          Acting in the County of Washtenaw

STATE OF MARYLAND          )
                           )ss.
COUNTY OF ______________   )

      The foregoing instrument was acknowledged before me this ____ day of ______, 2005, by ______________________, who is personally known to me, as
__________________ of SPIRIT FINANCE ACQUISITIONS , LLC, a Delaware limited liability company, on behalf of the company.

                                              __________________________________
                                              Notary Public
                                              __________________County, Maryland
                                              My Commission Expires: ___________
                                              [Notary's Seal]

                                    Exhibit H

                           SPIRIT FINANCE CORPORATION

                         EQUITY OWNERSHIP QUESTIONNAIRE

Please complete this Questionnaire promptly and return it to:

_____________________________________[insert sender's name]

Spirit Finance Corporation
14631 North Scottsdale Road, Suite 200
Scottsdale, Arizona 85254

Spirit cannot complete its underwriting and credit analysis in connection with the contemplated transaction until it has received a completed and executed copy of this Questionnaire from you.

SELLER/BORROWER

Name: Captec Franchise Capital Partners, LP IV

Principal Place of Business: 24 Frank Lloyd Wright Dr.,
                             Lobby L, 4th Floor,
                             Ann Arbor, MI  48106

Type of Entity:  Limited Partnership

State of Formation or Country of Citizenship:  Delaware

Tax ID or Social Security Number: 38-3304096

ALL TENANTS LOCATED AT SUBJECT PROPERTY OR PROPERTIES

(Attach additional sheets if necessary)

Name: United Supermarkets, Ltd.

Principal Place of Business: 7830 Orlando Ave.,
                             PO Box 6840,
                             Lubbock, TX 79493

Type of Entity: Limited Partnership

State of Formation or Country of Citizenship: Texas

Tax ID or Social Security Number: ________________________________

The undersigned represents to Spirit Finance Corporation and its affiliates that the foregoing information is complete and accurate.

The undersigned hereby acknowledges that Spirit Finance Corporation and its affiliates may obtain credit reports on the Seller/Borrower listed above and by its signature below acknowledges and consents to the acquisition and use of such information as part of its credit decision.

CAPTEC FRANCHISE CAPITAL
PARTNERS L.P. IV

By: GP4 Asset Acquisition, LLC
Its: General Partner

By: /s/ Gary A. Bruder
    -------------------------
Print Name: Gary A. Bruder
Its: Vice President
     ------------------------